UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 26, 2015

PHARMACYCLICS, INC.

(n/k/a Pharmacyclics LLC)

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue

Sunnyvale, California 94085-4521

(Address of principal executive offices, including zip code)

(408) 774-0330

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

As previously disclosed, on March 4, 2015, Pharmacyclics, Inc. (“Pharmacyclics “), AbbVie Inc., a Delaware corporation (“AbbVie”), Oxford Amherst Corporation, a Delaware corporation and a direct wholly owned subsidiary of AbbVie (“Offeror”) and Oxford Amherst LLC, a Delaware limited liability company and a direct wholly owned subsidiary of AbbVie (“Merger Sub 2”) entered into an Agreement and Plan of Reorganization (the “Merger Agreement”), as amended on March 22, 2015. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, on March 23, 2015 Offeror commenced a tender offer to acquire all of the outstanding shares of Pharmacyclics common stock (such shares, the “Pharmacyclics shares” and the offer, the “Offer”). In the Offer, subject to the terms and subject to the conditions and limitations set forth in the Merger Agreement, each of the Pharmacyclics shares accepted by Offeror was exchanged for the right to receive:

•                 $152.25 in cash; and

•                 a number of shares of AbbVie common stock equal to $109.00 divided by the volume weighted average sale price per share of AbbVie common stock as reported on the New York Stock Exchange for the ten consecutive trading days ending on and including the second trading day prior to the final expiration date of the offer, as calculated by Bloomberg Financial LP under the function “ABBV UN Equity AQR.” (such volume weighted average sale price, the “AbbVie Trading Price”).

In lieu of receiving the mixed consideration described above (the “mixed consideration”), Pharmacyclics stockholders were entitled to elect to receive, for each Pharmacyclics share validly tendered and not withdrawn in the Offer, (1) $261.25 in cash (the “all-cash consideration”) or (2) a number of shares of AbbVie common stock equal to $261.25 divided by the AbbVie Trading Price (the “all-stock consideration”), subject in each case to the election procedures and, in the case of elections of the all-stock consideration, to the proration procedures described in the Merger Agreement.

Item 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Offer and withdrawal rights expired as scheduled at 5:00PM, New York City time, on May 22, 2015 (the “Expiration Time”). 67,408,824 Pharmacyclics shares were validly tendered and not withdrawn in accordance with the terms of the Offer, representing approximately 87% of the Pharmacyclics shares outstanding at such time. All Pharmacyclics shares that were validly tendered and not withdrawn in accordance with the terms of the Offer have been accepted for payment by Offeror.

On May 26, 2015, following acceptance by Offeror of the Pharmacyclics shares that were validly tendered and not withdrawn in the Offer, Offeror merged with and into Pharmacyclics (the “First Merger”), with Pharmacyclics continuing as the surviving corporation and a wholly owned subsidiary of AbbVie, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”). At the effective time of the First Merger (the “Effective Time”), each Pharmacyclics share that was outstanding immediately prior to the Effective Time and not tendered pursuant to the Offer (other than (A) Pharmacyclics shares owned by AbbVie, Offeror, Pharmacyclics or any other direct or indirect wholly owned subsidiary of AbbVie, Offeror or Pharmacyclics, and (B) Pharmacyclics shares owned by stockholders who properly exercised appraisal rights with respect thereto in accordance with Section 262 of the DGCL (such Pharmacyclics shares described in clauses (A) and (B), “Cancelled Shares”)) was cancelled and extinguished and automatically converted into the right to receive (i) the all-cash consideration, (ii) the all-stock consideration or (iii) the mixed consideration, subject in each case to the election procedures and, in the case of elections of the all-cash consideration or the all-stock consideration, to the proration procedures described in the Merger Agreement.

Immediately after the Effective Time, the surviving corporation from the First Merger merged with and into Merger Sub 2 (the “Second Merger” and together with the First Merger, the “Mergers”), with Merger Sub 2 surviving the Second Merger.  In connection with the Second Merger, Merger Sub 2 was renamed “Pharmacyclics LLC” (the “Surviving Company”).

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Pharmacyclics’ Current Report on Form 8-K, dated March 6, 2015, which is incorporated by reference herein and the full text of the Amendment No. 1 to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Pharmacyclics’ Current Report on Form 8-K, dated March 23, 2015, which is incorporated by reference herein.

Item 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On May 26, 2015, as a result of the transactions described in Item 2.01 of this Current Report on Form 8-K, which are incorporated by reference herein, Pharmacyclics requested that the NASDAQ Global Market (“NASDAQ”) remove the Pharmacyclics shares from listing on NASDAQ and requested that NASDAQ file  with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Pharmacyclics shares. Pharmacyclics intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Pharmacyclics shares and suspending Pharmacyclics’ reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

As a result of the consummation of the First Merger and at the Effective Time, each Pharmacyclics share that was outstanding immediately prior to the Effective Time and not validly tendered and not withdrawn pursuant to the Offer (other than Cancelled Shares) was cancelled and extinguished and automatically converted into the right to receive (i) the all-cash consideration, (ii) the all-stock consideration or (iii) the mixed consideration, subject in each case to the election procedures and, in the case of elections of the all-cash consideration or the all-stock consideration, to the proration procedures described in the Merger Agreement. At the Effective Time, the holders of such Pharmacyclics shares ceased to have any rights as stockholders of Pharmacyclics (other than their right to receive (i) the all-cash consideration, (ii) the all-stock consideration or (iii) the mixed consideration, subject in each case to the election procedures and, in the case of elections of the all-cash consideration or the all-stock consideration, to the proration procedures described in the Merger Agreement).

The information disclosed under Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01  CHANGES IN CONTROL OF REGISTRANT

As a result of Offeror’s acceptance for payment of all Pharmacyclics shares that were validly tendered and not withdrawn in accordance with the terms of the Offer, a change in control of Pharmacyclics occurred. Upon the Effective Time, Pharmacyclics became a wholly owned subsidiary of AbbVie. Offeror and AbbVie paid approximately $11.7 billion in cash consideration and issued approximately 128 million shares of AbbVie common stock in connection with the Offer and the Merger.  The funds used by Offeror and AbbVie to purchase the Pharmacyclics shares came from cash-on-hand and the issuance of debt securities by AbbVie. The information disclosed under Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03      AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On May 26, 2015, pursuant to the Merger Agreement and as a result of the Mergers, Pharmacyclics became a limited liability company organized under the laws of the State of Delaware.  The certificate of formation and limited liability company agreement of Merger Sub 2 became the certificate of formation and limited liability company operating agreement of the Surviving Company, were amended to reflect the Surviving Company’s name change to “Pharmacyclics LLC,” are attached hereto as Exhibits 3.1, 3.2 and 3.3 respectively, and are incorporated herein by reference.

Item 8.01  OTHER EVENTS

On May 26, 2015, AbbVie issued a press release announcing the expiration and results of the Offer and the consummation of the Merger. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01  EXHIBITS

(d) The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

2.1

Agreement and Plan of Reorganization by and among AbbVie Inc., Oxford Amherst Corporation, Oxford Amherst LLC and Pharmacyclics, Inc. dated as of March 4, 2015 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Pharmacyclics, Inc. on March 6, 2015).

2.2

Amendment No. 1 to Agreement and Plan of Reorganization by and among AbbVie Inc., Oxford Amherst Corporation, Oxford Amherst LLC and Pharmacyclics, Inc. dated as of March 22, 2015 (incorporated by reference to the Current Report on Form 8-K filed by Pharmacyclics, Inc. on March 23, 2015).

3.1	Certificate of Formation of Pharmacyclics LLC (as amended on May 26, 2015).

3.2	Limited Liability Company Operating Agreement of Oxford Amherst LLC.

3.3	Amendment No. 1 to Limited Liability Company Operating Agreement of Oxford Amherst LLC.

99.1

Press Release issued by AbbVie Inc., dated May 26, 2015 (incorporated by reference to Exhibit (a)(5)(I) to Amendment No. 10 to the Tender Offer Statement on Schedule TO of Oxford Amherst Corporation and AbbVie Inc. filed on May 26, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PHARMACYCLICS LLC

	By:	/s/ William J. Chase
Name: William J. Chase
Title: Sole Manager

Dated: May 26, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Reorganization by and among AbbVie Inc., Oxford Amherst Corporation, Oxford Amherst LLC and Pharmacyclics, Inc. dated as of March 4, 2015 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Pharmacyclics, Inc. on March 6, 2015).

2.2

Amendment No. 1 to Agreement and Plan of Reorganization by and among AbbVie Inc., Oxford Amherst Corporation, Oxford Amherst LLC and Pharmacyclics, Inc. dated as of March 22, 2015 (incorporated by reference to the Current Report on Form 8-K filed by Pharmacyclics, Inc. on March 23, 2015).

3.1	Certificate of Formation of Pharmacyclics LLC (as amended on May 26, 2015).

3.2	Limited Liability Company Operating Agreement of Oxford Amherst LLC.

3.3	Amendment No. 1 to Limited Liability Company Operating Agreement of Oxford Amherst LLC.

99.1

Press Release issued by AbbVie Inc., dated May 26, 2015 (incorporated by reference to Exhibit (a)(5)(I) to Amendment No. 10 to the Tender Offer Statement on Schedule TO of Oxford Amherst Corporation and AbbVie Inc. filed with the Securities and Exchange Commission on May 26, 2015).